EXHIBIT 10.(d)


First American Investment Funds, Inc.
Oaks, Pennsylvania 19456

Ladies and Gentlemen:

            We have acted as counsel to First American Investment Funds, Inc., a Maryland corporation (the "Fund"), in connection with a Registration Statement on Form N-1A (File No. 33-16905) (the "Registration Statement") relating to the sale by the Fund of an indefinite number of shares of the Fund's Class CC Common Shares and Class CC, Series 3 Common Shares; Class DD Common Shares and Class DD, Series 3 Common Shares; Class EE Common Shares and Class EE, Series 3 Common Shares; Class FF Common Shares, Class FF, Series 2 Common Shares and Class FF, Series 3 Common Shares; and Class GG Common Shares, Class GG, Series 2 Common Shares and Class GG, Series 3 Common Shares, each with a par value of $.0001 per share (the "Shares").

            We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinions set forth below. In rendering our opinions set forth below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than the Fund, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied upon certificates of officers of the Fund and of public officials. We have also assumed that the Shares will be issued and sold as described in the Registration Statement.

            Based on the foregoing, we are of the opinion that the Shares have been duly authorized by all requisite corporate action and, upon issuance, delivery

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First American Investment Funds, Inc.
July 31, 1998
Page 2


and payment therefore as described in the Registration Statement, will be validly issued, fully paid and nonassessable.

            We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to our firm on the back cover of the Prospectus and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, each constituting part of the Registration Statement.


Dated: July 31, 1998

                                        Very truly yours,


                                        /s/ Dorsey & Whitney LLP

JDA